Exhibit 99.1
AMENDMENT NO. 1
AMENDMENT NO. 1 dated as of August 19, 2009 (this “Amendment”) to that certain Credit Agreement dated as of April 19, 2007, among United Surgical Partners International, Inc., a Delaware corporation (the “Borrower”), USPI Holdings, Inc., a Delaware corporation (“Holdings”), the Lenders party thereto from time to time, Citibank, N.A., as Administrative Agent and Collateral Agent, Lehman Brothers Inc., as Syndication Agent, and Bear Stearns Corporate Lending Inc., Suntrust Bank and UBS Securities LLC, as Co-Documentation Agents.
PRELIMINARY STATEMENTS
     (1) WHEREAS, Holdings, the Borrower and Lehman Commercial Paper Inc. (the “Exiting Lender”) would like to terminate the Exiting Lender’s Commitment;
     (2) WHEREAS, the other Revolving Lenders (the “Continuing Lenders”) are willing to consent to the non-pro rata reduction of the Commitments;
     (3) WHEREAS, pursuant to Section 9.02(b)(B) of the Credit Agreement Holdings and the Borrower may, with the consent of the Required Revolving Lenders, amend the Credit Agreement to terminate the Revolving Commitments of the Exiting Lender; and
     (4) WHEREAS, the Required Revolving Lenders are willing to consent to the termination of the Exiting Lender’s Revolving Commitment.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in any Loan Document, and each reference in any Loan Document to any other Loan Document or “thereunder”, “thereof” or other similar reference to such other Loan Document, shall, after the Amendment Effective Date (as defined in Section 4 of this Amendment), refer to such Loan Document or other Loan Document as amended hereby.
     SECTION 2. Amendments. With effect from the Amendment Effective Date:
(a) the Revolving Commitment of the Exiting Lender shall be terminated in full for all purposes of the Credit Agreement, the Revolving Commitment of the Exiting Lender for all purposes of the Credit Agreement shall be deemed to be zero and no fees shall accrue on behalf of the Exiting Lender from and after the Amendment Effective Date;
(b) the aggregate amount of the Lenders’ Revolving Commitments as of the Amendment Effective Date shall be $85,000,000 and shall be as listed on Schedule 1 hereto;

(c) the Exiting Lender shall cease to be a “Lender” under the Credit Agreement and shall cease to have any risk participations in or any obligation to make any payment to the Administrative Agent, the Issuing Bank or any beneficiary of any Letter of Credit outstanding on the Amendment Effective Date (the “Amendment Existing Letters of Credit”),
(d) each of the Continuing Lenders acknowledges and agrees that the obligation of such Continuing Lender with respect to the Amendment Existing Letters of Credit shall be based on its pro rata share based on the Revolving Commitments set forth on Schedule 1 hereto,
(e) as of the Amendment Effective Date, the Exiting Lender shall no longer have any rights or obligations under or in connection with the Credit Agreement; provided that the Exiting Lender shall remain entitled to its rights pursuant to indemnification and other provisions of the Credit Agreement and the Loan Documents which by their terms would survive repayment of the Obligations and the termination of the Credit Agreement and
(f) except as expressly contemplated by clauses (a) through (e) of this Section 2, all rights, privileges, duties and obligations of the Administrative Agent, the Collateral Agent, the Lenders (including the obligation of each Lender (other than the Exiting Lender) pursuant to its Revolving Commitment), the Issuing Bank, Holdings and the Borrower shall remain in full force and effect unmodified hereby.
     SECTION 3. Representations. Holdings, the Borrower and each other Loan Party represents and warrants that immediately prior to and after giving effect to the effectiveness of this Amendment (i) the representations and warranties set forth in Article III of the Credit Agreement or any other Loan Document will be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date under the Credit Agreement.
     SECTION 4. Release. Each of the Borrower and Holdings hereby unconditionally and irrevocably waive all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against the Exiting Lender (whether in its capacity as an agent, lender, hedging counterparty or otherwise) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors and assigns (collectively, the “Released Parties”) to the extent arising out of or in connection with the Loan Documents or any prior or future Borrower request to fund or make an extension of credit under the Credit Agreement including, without limitation, any past or future failure by the Exiting Lender to fund any Loan required to be funded by it under the Credit Agreement (collectively, the “Claims”). Each of the Borrower and Holdings further agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Released Parties with respect to any and all of the foregoing described waived, released, acquitted and discharged Claims and from exercising any right of recoupment or setoff that it may have under a master netting agreement or otherwise against any Released Party with respect to Obligations under the Loan Documents. Each of the Released Parties shall be a third party beneficiary of this Agreement.

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     SECTION 5. Conditions to Effectiveness. The amendments set forth in Section 2 shall become effective on the date (the “Amendment Effective Date”) when, and only when, each of the following conditions shall have been satisfied to the satisfaction of the Administrative Agent:
     (a) Execution of Counterparts. The Administrative Agent shall have received from Holdings, the Borrower, the Exiting Lender and the Required Lenders under the Credit Agreement a counterpart of this Amendment signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.
     (b) Expenses. The Administrative Agent shall have received all fees and invoiced out-of-pocket expenses (including reasonable expenses of counsel) due and payable by Holdings or the Borrower on or prior to the Amendment Effective Date.
     SECTION 6. Certain Consequences Of Effectiveness.
     (a) On and after the Amendment Effective Date, the rights and obligations of the parties to the Credit Agreement and each other Loan Document shall be governed by the Credit Agreement as amended hereby. The Credit Agreement and the other Loan Documents, as specifically amended hereby, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.
     SECTION 7. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     SECTION 8. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. Each of Holdings and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings, the Borrower or their respective properties in the courts of any jurisdiction. Each of Holdings and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 9.09(b) of the Credit Agreement. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party to this Agreement

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irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
     SECTION 9. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN SECTION 9.10 OF THE CREDIT AGREEMENT.
     SECTION 10. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery by facsimile or email of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC., as Borrower
By:	/s/ Mark A. Kopser
	Title:	Executive Vice President and Chief Financial Officer

USPI HOLDINGS, INC., as Holdings
By:	/s/ Mark A. Kopser
	Title:	Executive Vice President and Chief Financial Officer

CITIBANK, N.A., as Administrative Agent
By:	/s/ David Leland
	Title:	Vice President

[REVOLVING LENDER], as a Revolving Lender
By:
Name:
Title:

Schedule 1

Revolving
Lender	Commitment
Citibank, N.A.	$15,000,000
SunTrust Bank	15,000,000
J.P. Morgan Chase Bank, N.A.	12,500,000
UBS Loan Finance LLC	12,500,000
Amegy Bank National Association	10,000,000
Sovereign Bank	10,000,000
Wells Fargo Foothill, LLC	10,000,000

Total:	$85,000,000